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                               JOHN HANCOCK TRUST

                         SUPPLEMENT DATED JULY 11, 2005
                     TO THE PROSPECTUS DATED APRIL 30, 2005


EMERGING GROWTH TRUST

The second to last paragraph under "Investment Strategies" is amended and restated as follows:

         The Trust may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objective of the Trust and as permitted by applicable securities legislation: S&P Depository Receipts, Russell 2000 Growth i shares (or similar types of exchange traded funds), stock index futures contracts and options of stock index futures contracts. Such use would include the hedging of significant cash flows into or out of the Trust.

LARGE CAP TRUST

The disclosure under "Subadviser and Portfolio Managers" is amended and restated as follows:

         Investment management teams. UBS Global Asset Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. John Leonard is the lead portfolio manager for the Fund. He has access to certain members of the North American Equities investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various sectors and markets in the Fund. Mr. Leonard as coordinator has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. The Statement of Additional Information (SAI) provides additional information about the compensation, any other accounts managed, and any fund shares held by Mr. Leonard and certain key members of his team.

MID VALUE TRUST

The following disclosure is added:

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

MANAGED TRUST

The disclosure under "Subadviser and Portfolio Managers - Declaration" is amended to add Peter Farley as a portfolio manager. Mr. Farley joined Declaration in 1996 and is a Vice President.

PACIFIC RIM TRUST

The disclosure under "Subadviser and Portfolio Managers " is amended to add Pauline Dan as a portfolio manager. Pauline is a portfolio manager for MFC Global (U.S.A.) and is responsible for Greater China and Hong Kong equity portfolios. Pauline joined an affiliate of MFC Global (U.S.A.) in 2004. Prior to joining MFC Global, Pauline was Director, Balanced Investments at AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong Limited).

INTERNATIONAL SMALL CAP TRUST

     The International Small Cap Trust's current investment policy states:









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     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $2 BILLION OR LESS ("small company securities").

Effective October 14, 2005, this policy will be changed as follows:

     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 BILLION OR LESS ("small company securities").

MID CAP VALUE TRUST

    The Mid Cap Value Trust's current investment policy states:

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

     Effective October 14, 2005, this policy will be changed as follows:

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-size companies with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Mid Cap Index. As of May 31, 2005, the market capitalization range of the Russell Mid Cap Index was $552 million to $40 billion. This range varies daily.

DISRUPTIVE SHORT TERM TRADING

     The disclosure under "Disruptive Short Term Trading" is amended and restated as follows:

     None of the Trust's portfolios are designed for short-term trading since such activity may increase portfolio transaction costs, disrupt management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies) and dilute the interest in a portfolio held for long-term investment ("Disruptive Short-Term Trading"). An investor should invest in the Trust's portfolios for long-term investment purposes only.

     The Trust seeks to deter and prevent Disruptive Short-Term Trading through several methods:

First, to the extent that there is a delay between a change in the value of a portfolio's holdings, and the time when that change is reflected in the net asset value of the portfolio's shares, the portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net assets values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometime referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the securities in the Trust's portfolios. See "Purchases and Redemption of Shares" above for further information on fair value pricing.

     Second, the Trust will seek to monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of Disruptive Short-Term Trading in any separate account of an insurance company that uses the Trust as its underlying investment vehicle, the Trust will request that the insurance company take appropriate action to ensure that the Disruptive Short-Term Trading ceases. If the Disruptive Short-Term Trading continues, the Trust will request that the insurance company impose restrictions on such trading. There can be no assurance that the insurance company will comply with the Trust's request. The Trust will cooperate with efforts by the insurance companies to limit excessive transfers in the Trust's portfolios by contract holders in their insurance products.

     Third, Series III and Series IIIA shares of the Trust are sold directly to qualified retirement plans and the Trust restricts transfers to two per month per account for these shares. (For purposes of this restriction, all transfers made









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during the period from the opening of trading each day the net asset value of the shares are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Shareholders may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the assets in an account are transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another portfolio of the Trust may be made. This restriction is applied uniformly to all participants in qualified retirement plans.

     Investors in the Trust should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that restrictions may vary among insurance companies and by insurance product. Investors should also note that by their nature, insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of portfolio shares by multiple investors are aggregated for presentation to a portfolio on a net basis make it more difficult for the Trust to identify short-term transactions in a portfolio and the investor who is effecting the transaction. Therefore, no assurance can be given that the Trust will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust is unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

     Market timers may target portfolios with the following types of investments:

     1. portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The following Trust portfolios have significant investments in foreign securities:

     International Opportunities Trust
     International Stock Trust
     Pacific Rim Trust
     International Small Cap Trust
     Overseas Equity Trust
     International Value Trust
     Global Trust
     American International Trust

     2. portfolios with significant investments in high yield securities that are infrequently traded. The following Trust portfolios have significant investments in high yield securities:

     High Yield Trust
     U.S. High Yield Bond Trust

     3. Portfolios with significant investments in small cap securities. The following portfolios have significant investments in small cap securities:

     Emerging Growth Trust
     Small Cap Growth Trust
     Emerging Small Company Trust
     Small Cap Trust
     Small Company Trust
     Small Cap Opportunities Trust
     Small Cap Value Trust
     Small Company Value Trust
     Special Value Trust

Market timers may also target portfolios with other types of investments for frequent trading of shares.






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